SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                December 17, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                         0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other                  (Commission                (IRS Employer
 jurisdiction of                 File Number)               Identification
 incorporation)                                             Number)



 1999 Broadway, Suite 4300, Denver, CO                      80202
 -------------------------------------------------------------------------------
                     (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:   Other Events

     On December 14, 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of the appointment of Dr. Albert W. Niemi, Jr. to the Board of Directors of the Registrant, effective December 12, 2001.


Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

          Item No.   Exhibit List
          --------   -----------------------------------------------------------

           99.1      Press Release dated December 14, 2001 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                     (Registrant)


                                     By: /s/ Joan H. Prusse
                                         -------------------------------
                                         Joan H. Prusse
                                         Vice President, Deputy General Counsel
                                           and Secretary


Date: December 17, 2001

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                 Contact:

Titanium Metals Corporation                           Mark A. Wallace
1999 Broadway, Suite 4300                             Executive Vice President &
Denver, Colorado  80202                                 Chief Financial Officer
                                                      (303) 296-5615


                            TIMET ELECTS NEW DIRECTOR

     DENVER, COLORADO . . . December 14, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced the election of Dr. Albert W. Niemi, Jr. as a director of TIMET, bringing the size of the Board to seven members. Dr. Niemi will also serve as a member of the TIMET Audit, Pension and Employee Benefits, and Management Development and Compensation Committees.

     Dr. Niemi is the dean of the Edwin L. Cox School of Business at Southern Methodist University, where he also holds the Tolleson Chair in Business Leadership. Before joining SMU, Dr. Niemi served as dean of the Terry College of Business at the University of Georgia from 1982-1996. Dr. Niemi graduated cum laude from Stonehill College with an A.B. in economics, and earned an M.A. and Ph.D. in economics from the University of Connecticut. Dr. Niemi is a member of the Business Accreditation Committee of the American Assembly of Collegiate Schools of Business, and has chaired or served as a member on the Accreditation Review Teams to more than twenty universities. Dr. Niemi recently completed a term on the Board of Governors of the American Association of University Administrators and is currently on the Board of Beta Gamma Sigma.

     Dr. Niemi also serves on the boards of Mayer Electric Supply Company, American Plumbing and Mechanical, and TXU (Dallas), and on the Advisory Board of Crossroads Investment Company.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide-integrated producer of titanium metal products. Information on TIMET is available on the world wide web at http://www.timet.com/.

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